UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 12, 2004


                             FORWARD AIR CORPORATION
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             (Exact name of registrant as specified in its charter)


         Tennessee                     000-22490                  62-1120025
-----------------------------  --------------------------   --------------------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)

          430 Airport Road
        Greeneville, Tennessee                                    37745
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(Address of principal executive offices)                        (Zip Code)



       Registrant's telephone number, including area code: (423) 636-7000


                                 Not Applicable
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          (Former name or former address, if changed since last report)


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Item 5. Other Events and Required FD Disclosure
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At its meeting on April 12, 2004, the Board of Directors of the Registrant
appointed three new non-management directors. The Registrant's press release dated April 12, 2004 announcing the appointments of Richard W. Hanselman, C. John Langley, Jr. and B. Clyde Preslar is attached hereto as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
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(a)  Not Applicable.

(b)  Not Applicable.

(c)  Exhibits:

     The following exhibit is being furnished pursuant to Item 5:

     99.1     Press Release dated April 12, 2004


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            FORWARD AIR CORPORATION

Date: April 12, 2004                        By:  /s/ Andrew C. Clarke
                                            ------------------------------------
                                                     Andrew C. Clarke
                                                     Chief Financial Officer and
                                                     Senior Vice President

                                  EXHIBIT INDEX

   No.                               Exhibit
--------     -------------------------------------------------------------------
  99.1        Press Release dated April 12, 2004